                                  EXHIBIT 99.2
                                  ------------

                           ABS Term Sheets provided by
                          Deutsche Bank Securities Inc.

                              NEW ISSUE CMO FLOATER

                                 FHASI 04-5 1A2



                                   $41,794,000
                                    8.0% Cap
                               1 month LIBOR + 45
                                  OFFER: 100-00
                                   6/30 Settle

The bond will be rated AAA by S&P and Aaa by Moody's.

This deal is comprised of 5 deals which have been called by First Horizon. The deals are: FHASI 01-9 & FHASI 02-1 thru 02-4.

                         Deutsche Bank Securities [LOGO]

                               FHASI 04-5 GROUP 1

                        30 Year Jumbo Fixed Rate Product
                             Collateral Description



--------------------------------------------------------------------------------

Product                                       Jumbo 30 year Fixed
Amount                                               $169,444,000   +/- 5%
Settle                                             June 30, 2004

Gross WAC                                                  6.860%   +/- 10 bps
WAC Range
Servicing Fee                                              25 bps   (est.)
WAM                                                           330   +/- 2

Weighted Average LTV                                        70.0%   +/- 5.0
Average Loan Balance                                     $435,000   +/- 10%

Full/Alt Documentation                                      90.0%   (min)

SF/PUD                                                      90.0%   (min)
Primary Residence                                           90.0%   (min)
Investor Properties                                          5.0%   (max)

Average FICO                                                  708   +/- 15

State Concentration                                25% California   (max)

Delivery Variance                                   Plus/Minus 5%

Approximate Subordination                                   2.60%   +/-
Expected Rating Agencies                                   2 of 3

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
--------------------------------------------------------------------------------

                        Deutsche Bank Securities [LOGO]

                               FHASI 04-5 GROUP 2
                        15 Year Jumbo Fixed Rate Product
                             Collateral Description



--------------------------------------------------------------------------------

Product                                      Jumbo 15 year Fixed
Amount                                                $32,617,000  +/- 5%
Settle                                              June 30, 2004

Gross WAC                                                  6.500%   +/- 10 bps
WAC Range
Servicing Fee                                              25 bps   (est.)
WAM                                                           151   +/- 2

Weighted Average LTV                                        61.0%   +/- 5.0
Average Loan Balance                                     $420,000   +/- 10%

Full/Alt Documentation                                      90.0%   (min)

SF/PUD                                                      90.0%   (min)
Primary Residence                                           90.0%   (min)
Investor Properties                                          5.0%   (max)

Average FICO                                                  711   +/- 15

State Concentration                                15% California   (max)

Delivery Variance                                   Plus/Minus 5%

Approximate Subordination                                   2.60%   +/-
Expected Rating Agencies                                   2 of 3
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
--------------------------------------------------------------------------------